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                                                          EXHIBIT 23.2
                                                          ------------


                              ACCOUNTANTS' CONSENT


The Board of Directors
BankAtlantic Bancorp, Inc.:



         We consent to the use of our reports incorporated herein by reference.



                                                     KPMG PEAT MARWICK LLP

Fort Lauderdale, Florida
December 11, 1998